Exhibit 32.1



     As of the filing of this Form 10-Q, the Company does not have a Chief Executive Officer. Accordingly, the certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is not filed.